Exhibit 99.2

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Investment Corporation

Fourth Quarter 2005 Results
& Conference Call
March 27, 2006

Forward-looking Statements

This presentation may contain forward-looking statements under federal securities laws. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause a actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties that may cause our performance and results to vary include:(i) limited cash flow to fund operations and dependence on short-term financing facilities; (ii) changes in overall economic conditions and interest rates; (iii) increased delinquency rates in the portfolio; (iv) intense competition in the mortgage lending industry; (v) adverse changes in the securitization and whole loan market for mortgage loans; (vi) declines in real estate values; (vii) an inability to originate subprime hybrid/adjustable mortgage loans; (viii) obligations to repurchase mortgage loans and indemnify investors; (ix) concentration of operations in California, Florida, New York and Texas and the adverse impact of natural disasters (including Hurricanes Katrina, Rita and Wilma); (x) extensive government regulation; and (xi) an inability to comply with the federal tax requirements applicable to REITs and effectively operate within limitations imposed on REITs by federal tax rules. .

4th Quarter Overview

•                  Clean up quarter to dispose of lower value loans

•                  Retention of higher value loans for portfolio

•                  Began to see sustained rate increases on coupons

•                  Strategic corporate reorganization - Capital key to earnings growth

•                  Continued downward pressure on whole loan premiums require even greater efficiency

4th Quarter Financial Overview

•                  Core EPS of $0.02 -$1.1 million core net income

•                  Origination’s of $1.9 billion

•             10.1% higher than Q4 2004

•                  Cost to originate of 1.75%

•             15.9% improvement from Q3 2005

•                  Portfolio of $4.1 billion

•             Expect to expand portfolio in 2006

Condensed Consolidated Statement of Operations

	Quarter Ended
($ in millions)	December 31, 2005	September 30, 2005
Net interest income	$49.0	$48.6
Provision for credit losses	(8.9)	(13.0)
Mark-to-market adjustment	(5.3)	7.1
NII after LLP & mark	34.7	42.7
Noninterest income	2.6	21.3
NII and noninterest income	$37.3	$64.0

Noninterest expense	41.4	43.4
Operating income (loss)	(4.1)	20.6
Tax (benefit) provision	(0.1)	(0.7)
Net income (loss)	$(4.2)	$21.3

Net income (loss)	$(4.2)	$21.3
Mark-to-market adjustment	5.3	(7.1)
Non-core expenses (income)		(1.6)
Core net income (loss)	$1.1	$12.5
EPS
Diluted	$(0.07)	$0.34
Core	$0.02	$0.20

Loan Originations

[CHART]

Originations by Channel

	Q1	Q2	Q3	Q4

Wholesale Production
Dollar Volume	$845,058	$920,506	$1,119,445	$1,071,507
Sequential Growth	-25.54%	8.93%	21.61%	-4.28%

Retail Production
Dollar Volume	516,558	624,816	793,851	811,096
Sequential Growth	-10.11%	20.96%	27.05%	2.17%

Annual Production Wholesale
2005 Dollar Value	$4,008,207
Annual Growth	-19.81%

Annual Retail Production
2005 Dollar Value	$2,746,321
Annual Growth	13.41%

Net Cost to Originate

	Quarter Ended
(dollars in thousands)	12/31/2005	9/30/2005	Increase (Decrease)

Total non-interest expense	$41,390	$43,353	(4.45)%
Non-core expenses	—	1,635	nm
Deferred loan origination costs	24,306	24,319	(0.05)%
Loan servicing and other costs	(3,274)	(2,733)	19.80%
Total expenses	62,422	66,574	(6.19)%

Loan origination fees received	(29,567)	(26,716)	10.67%
Net cost to originate	$32,855	$39,858	(17.48)%

Total Originations	$1,882,603	$1,913,296	(1.60)%

Cost Ratios
Core operating expenses	2.20%	2.35%	(6.42)%
Deferred loan origination costs	1.29%	1.27%	1.58%
Loan servicing and other costs	(0.17)%	(0.14)%	21.75%
Total expenses	3.32%	3.48%	(4.66)%
Loan origination fees received	(1.57)%	(1.40)%	12.48%

Net cost to originate	1.75%	2.08%	(16.14)%

Net Cost to Originate/Origination Volume

[CHART]

Loan Held for Investment Portfolio - As of 12-31-05

Total Portfolio Balance	$4,121,108,437

Average Loan Size	$153,458

WA FICO	614

WAC	7.39%

WA LTV	78.53%

WA Seasoning - Month	11.5

Top 10 States

California	23.9%
Florida	22.7%
Texas	8.4%
New York	6.3%
New Jersey	3.6%
All Others	23.1%
Washington	2.8%
Virginia	2.6%
Georgia	2.6%
Nevada	2.1%
Maryland	2.0%

NII Detail

	Quarter Ended
	12/31/2005	9/30/2005

Gross yield on LHFI	6.97%	7.07%
Prepayment penalty fees	0.88%	0.75%
Amortization of premiums	-0.70%	-0.43%
Amortization of deferred loan fees and costs	-0.15%	-0.13%
Net yield on LHFI	7.00%	7.26%

Net cost of funding for LHFI	3.63%	3.63%
Hedge premium amortization	0.07%	0.76%

Net interest margin	3.30%	2.88%

Servicing costs	-0.47%	-0.45%

Portfolio net interest margin	2.83%	2.43%

Net charge-offs	-0.11%	0.00%

Portfolio income margin	2.72%	2.43%

Normalized Net Interest Income

	Quarter Ended
	12/31/2005	9/30/2005

Net yield on LHFI	7.00%	7.26%

Net cost of funding for LHFI	3.63%	3.63%

Normalized hedge premium amortization	0.65%	0.65%

Net interest margin	2.72%	2.98%

Servicing costs	-0.47%	-0.45%

Portfolio net interest margin	2.25%	2.53%

Net charge-offs	-0.11%	0.00%

Portfolio income margin	2.14%	2.53%

Gain on Sale Detail

	Quarter Ended
(dollars in thousands)	12/31/2005	9/30/2005

Gain on sale of loans:
Gain on sale of loans	$14,087	$21,838
Loan originations fees, net	330	1,558
Provision for representation, warranty and other losses	(13,848)	(3,796)
Miscellaneous costs	(221)	(20)
Gain on sale of loans	$348	$19,580

Provision for Losses

Loans Held for Sale as of 12-31-05:

Low Value 2nd Liens	$100	Mil.

Fixed Rate & Low Coupon 1st Liens	$115	Mil.

Scratch & Dent Loans	$50	Mil.

Provision for representation, warranty and other losses:
Lower of cost or market provision	(15,193)
Representation and warranty provision	1,345
Total	$(13,848)

Condensed Consolidated Balance Sheet

	Condensed Balance Sheet
(In millions)	December 31, 2005	September 30, 2005

Assets
Unrestricted cash	$36.1	$43.2
Restricted cash	87.1	91.4
Loans held for sale, at lower of cost or market	951.2	632.5
Loans held for investment, net	4,085.5	4,187.1
Residual interests, at estimated fair value	—	—
Derivative instruments, at estimated fair value	58.1	63.4
Fixed and other assets	109.6	108.8
Total assets	$5,327.6	$5,126.4

Liabilities and Stockholders’ Equity
Non-warehouse debt	$16.5	$—
ABS financing	3,623.2	4,137.8
Warehouse facilities	1,341.7	596.4
Accounts payable and accrued liabilities	76.8	75.5
Total liabilities	$5,058.1	$4,809.7

Stockholders’ equity	269.5	316.7
Total liabilities and stockholders’ equity	$5,327.6	$5,126.4

Book Value per share	$4.36

Elimination of REIT

•                  Mortgage banking operations to be parent company

•                  Existing REIT to become captive REIT subsidiary of existing TRS.

•                  Allows NOL’s to shelter most of earnings from existing REIT portfolio

•                  All earnings now retained as capital

•                  Begin to build book value

•                  Support additional portfolio growth

•                  Potential for effective capital raising

•                  Requires shareholders approval at special meeting

Cost Elimination Initiative

•                  Continuation of our recent efficiency actions

•                  Depressed pricing for whole loan sales requires even greater efforts to take out costs

•                  Focused primarily on wholesale channel

•                  Retail highly efficient and continuing lower

•                  Includes a company-wide reduction initiative

•                  Functions from Parsippany and Deerfield consolidated

•                  Elimination of duplicate functions in wholesale and retail support divisions

Cost Reductions Initiatives

Wholesale Restructuring

•                  Eliminated 100 positions in wholesale channel

•                  Closing Parsippany, New Jersey and Deerfield, Florida wholesale centers

•                  Total annual savings implemented: $10 million

•                  Anticipated 1st Quarter 2006 Charge of $2 million

Other Cost Initiatives

•                  Identified additional $10 million in annual savings

•                  Anticipated realizing cuts in next two quarters

Leverage Target

•                  Will increase leverage target temporarily

•                  Retained earnings will reduce leverage ratio over time

•                  Anticipated growth of loan portfolio

•                  Captive REIT may be used to raise REIT preferred stock to support portfolio

•                  Longer term leverage target higher as a C Corp than as a REIT

•                  Investment Portfolio/Equity

Summary

•                  4th quarter cleaned up carried over loans held for sale

•                  Retained higher value loans to add to portfolio

•                  Addressing market challenges through cost reduction initiatives and corporate reorganization

•                  C Corp status will retain capital and support portfolio growth

•                  Focused on lowered cost to originate and higher portfolio earnings